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                                                                  Exhibit 10.184

                                 THIRD AMENDMENT

         THIS THIRD AMENDMENT (this "Amendment") dated as of June 30, 2002, to the Loan Agreement referenced below, is by and among Spotlight Health, Inc., a Delaware corporation (the "Borrower"), Pharmaceutical Product Development, Inc., a North Carolina corporation (the "Company"), and Wachovia Bank, National Association (formerly known as First Union National Bank) (the "Bank"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Loan Agreement.

                               W I T N E S S E T H

         WHEREAS, a $2 million credit facility has been established in favor of the Borrower pursuant to the terms of that Loan Agreement dated as of January 24, 2001 (as amended and modified from time to time, the "Loan Agreement") among the Borrower, the Company and the Bank;

         WHEREAS, the Borrower has requested certain modifications to Loan Agreement; and

         WHEREAS, the Bank has agreed to the modifications on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.  The Loan Agreement is amended in the following respects:

             (a) In Section 1 of the Loan Agreement, the definition of "Termination Date" is amended to read as follows:

                   "Termination Date" means December 31, 2002, or such later date as to which the Bank may agree in its sole discretion.

         2. This Amendment shall be effective upon satisfaction of the following conditions precedent:

             (a) execution of this Amendment by the Borrower, the Company and the Bank; and

             (b) receipt by the Bank of certified resolutions of the Company approving this Amendment and the terms hereof.

         3. Except as expressly modified hereby, all of the terms and provisions of the Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

         4. The Borrower agree to pay all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         6. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           SPOTLIGHT HEALTH, INC.,
                                    a Delaware corporation


                                    By: /s/ Tyler J. Spring
                                        -------------------
                                    Name:  Tyler J. Spring
                                    Title: Chief Financial Officer and Treasurer


COMPANY: PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation


                                    By: /s/ Fred B. Davenport Jr.
                                        ---------------------------
                                    Name:  Fred B. Davenport Jr.
                                    Title: President


BANK:                               WACHOVIA BANK, NATIONAL ASSOCIATION


                                    By: /s/ Douglas T. Davis
                                        --------------------
                                    Name:  Douglas T. Davis
                                    Title: Director